UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1391 Timberlake Manor Parkway
St. Louis
Missouri	63017
(Address of principal executive offices)	(Zip code)
(314)	292-2000
(Registrant’s telephone number, including area code)
N.A. (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described below under Item 5.07, at the 2020 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Bunge Limited (the “Company”) held on May 21, 2020, the Company’s shareholders approved an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares. This amendment is further described under “Proposal 4 - Approval of an Amendment to Increase the Number of Authorized Shares under the Bunge Limited 2016 Equity Incentive Plan” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 8, 2020 (the “Proxy Statement”), which description is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual General Meeting, shareholders elected the Company’s director nominees, approved the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2020 and approved an amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares. Shareholders did not approve the advisory vote on executive compensation. These proposals are described in the Company’s definitive proxy statement for the Annual General Meeting filed with the Securities and Exchange Commission on April 8, 2020. The results of the votes at the Annual General Meeting were as follows:

Proposal 1: Election of directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sheila Bair	107,707,590	1,628,760	48,672	8,810,326
Vinita Bali	57,565,358	51,769,152	50,512	8,810,326
Carol Browner	108,342,181	992,826	50,015	8,810,326
Andrew Ferrier	82,411,317	26,919,506	54,199	8,810,326
Paul Fribourg	106,932,728	2,401,061	51,233	8,810,326
J. Erik Fyrwald	108,384,981	948,417	51,624	8,810,326
Gregory A. Heckman	108,431,312	902,580	51,130	8,810,326
Bernardo Hees	107,576,098	1,758,079	50,845	8,810,326
Kathleen Hyle	108,223,448	1,107,261	54,313	8,810,326
Henry W. (Jay) Winship	89,247,303	20,085,076	52,643	8,810,326
Mark N. Zenuk	107,686,659	1,645,807	52,556	8,810,326
The directors listed above were elected for a one-year term.
Proposal 2: Approval of Deloitte & Touche LLP as independent auditor for fiscal 2020 and authorization of the Audit Committee of the Board of Directors to determine the independent auditor’s fees

Votes For	Votes Against	Abstentions
116,921,779	1,219,191	54,378
Proposal 3: Advisory vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,391,031	62,208,949	3,785,042	8,810,326
Proposal 4: Approval of an amendment to the Bunge Limited 2016 Equity Incentive Plan to increase the number of authorized shares by 5,100,000 shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,093,349	4,246,925	44,748	8,810,326

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2020

BUNGE LIMITED

By:	/s/ John W. Neppl
	Name:	John W. Neppl
	Title:	Executive Vice President, Chief Financial Officer